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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 28, 1999


                                  AVNET, INC.
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             (Exact name of Registrant as Specified in its Charter)

     New York                      1-4224                       1l-1890605
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(State or Other Jurisdiction     (Commission                  (I.R.S. Employer
     of Incorporation)           File Number)                Identification No.)


2211 South 47th Street, Phoenix, Arizona                               85034
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 (Address of Principal Executive Offices)                            (Zip Code)


Registrant's Telephone Number, Including Area Code - (480) 643-2000
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                                 Not Applicable
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          (Former Name or Former Address if Changed Since Last Report)
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Item 5. Other Events.

         Exhibit 24 to this Report contains the Powers of Attorney with respect to the execution of Avnet's Annual Report on Form 10-K.

         Exhibit 99 to this Report is an Employment Agreement between the Registrant and George Smith.



Item 7. Financial Statements and Exhibits.

         (a)   Inapplicable.

         (b)   Inapplicable.

         (c)   Exhibits:

         24.   Powers of Attorney.

         99. Employment Agreement dated July 6, 1998 between the Registrant and George Smith.



No other item of this report form is presently applicable to the Registrant.



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             AVNET, INC.
                                             (Registrant)

Date: September 28, 1999                     By:   /s/ David R. Birk
                                                   -----------------
                                                   David R. Birk
                                                   Senior Vice President and
                                                   General Counsel
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                                 EXHIBIT INDEX



Exhibit Number                     Description of Exhibit
      24.                          Powers of Attorney

      99.                          Employment Agreement dated July 6, 1998
                                   between the Registrant and George Smith.